EXHIBIT 99.1
      Investor Relations Roadshow
      Investor Relations Roadshow
AUGUST 2007
AUGUST 2007
UBS Investment Bank

Statements made in this presentation may contain “forward-looking” information, such as forecasts of future financial performance. Such statements involve risks and uncertainties and are subject to change at any time. Factors that could cause actual results to differ materially include, but are not limited to, the following: potential liability for losses not covered by, or in excess of, our insurance; continued compliance by the Company under its debt agreements; changes in Medicare and Medicaid reimbursements; the impact of federal and state regulations and investigations; changes in payor mix and payment methodologies; our ability to integrate the operations of Harborside Healthcare Corporation; our ability to generate sufficient cash flow to operate our business; our ability to receive increases in reimbursement rates from government payors to cover increased costs; and competition for qualified staff in the healthcare industry. More information on these and other factors that could affect our business and financial results are included in our
Annual Report on Form 10-K/A for the year ended December 31, 2006 and other public filings made with the
Securities and Exchange Commission.
The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution that any forward-looking statements made by us are not guarantees of future performance. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.
Furthermore, references to non-GAAP financial information and pro forma, normalized data contained herein are reconciled to comparable GAAP financial information in our earnings release dated August 1, 2007 which is available on our website at www.sunh.com and has been filed with the SEC in an 8K. Any documents filed by Sun with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders of Sun may obtain free copies of the documents filed with the SEC by contacting the Investor Relations Department of Sun at (505) 468-2341 (TDD users, please call (505) 468-4458) or by sending a written request to Investor Relations, Sun Healthcare Group, Inc., 101 Sun Avenue NW,
Albuquerque, NM 87109. You may also read and copy any reports, statements, and other information filed by Sun with the SEC at the SEC public reference room at 450 Fifth Street, NW, Room 1200, Washington, D.C.
20549. Please call the SEC at (800) SEC-0330 or visit the SEC’s web site for further information on its public reference room.
Forward-Looking Statements

Investment Highlights
•

Attractive industry fundamentals and reimbursement
  outlook
•

Nationally diversified portfolio of facilities
•

Focus on high-acuity patients
•

Harborside acquisition creates one of the largest U.S.
  operators
•

Demonstrated integration track record
•

Strong financial performance and underlying asset
  coverage
•

Proven and experienced management team

Source: CMS.
(in thousands)
SNFs- Lowest Cost Setting for Rehab and Recovery
85+ Population Growth
Declining Number of Nursing Facilities
Source: US Census Bureau.
(in millions)
7
4
6
10
15
21
1.5%
2.0%
2.2%
2.6%
3.9%
5.0%
0
5
10
15
20
2000A
2010E
2020E
2030E
2040E
2050E
0%
2%
4%
6%
8%
10%
85+ Population
% of Total Population
Comparison of per Case Rates

SNF

IRF

LTAC

Tracheotomy with Vent

$10,051

$26,051

$115,463

Respiratory with Vent

7,897

26,051

74,689

Joint Replacement

6,165

17,135

67,104

Hip Fracture

10,618

18,487

44,633

Stroke

8,905

34,196

31,496

Average

$8,727

$24,384

$66,677

Source
:
Medpac
15.9
16.0
16.1
16.3
16.5
16.7
16.9
17.0
17.3
17.1
16.7
16.4
15.0
15.5
16.0
16.5
17.0
17.5
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
The long-term healthcare industry continues to grow due to demographic demand with limited construction of new inpatient facilities.
Attractive Industry Fundamentals

(1)

Includes revolving credit, synthetic L/C and delayed draw term loan facilities, all of which were undrawn at close.
(2)

Sun standalone.
2001
2001
2002
2002
2003
2003
2004
2004
2005
2005
2006
2006
November 2001
Rick Matros joined Sun as
Chairman & CEO
February 2002
Exited bankruptcy
December 2004
Completed restructuring
February 2003
Commenced second
restructuring
May 2005
Announced acquisition of Peak
December 2005
Closed Peak acquisition and
completed equity offering for
net proceeds of $38 million
October 2006
Announced acquisition of
Harborside
December 2006
Completed equity offering for
net proceeds of $121 million
and completed sale of SunPlus
February 2004
Completed PIPE for net
proceeds of $52 million
March 2004
Listed on NASDAQ
FYE December 31,

       2002

    2006 (2)
Inpatient Facilities                  233

141
Adj. EBITDAR                       $40.3

   $107.2
% Margin                                5.9%

10.3%
% Margin                            (0.4%)

Adj. EBITDA

($2.6)

$50.5

4.8%
($ in millions)
2007
2007
March 2007
Completed $200 million
senior subordinated notes
offering
April 2007
Closed Harborside
acquisition and completed
$455 million(1) senior
secured debt offering
The Sun Story

Harborside Healthcare
Overview

t

73 SNFs and 2 ALFs/ILFs located in
10 states
t

73 SNFs and 2 ALFs/ILFs located in
10 states
▪

53(1) owned and 22 leased
▪

53(1) owned and 22 leased
▪

8,979 licensed beds
▪

8,979 licensed beds
▪

2006 pro forma revenues and
Adjusted EBITDA of $653.2
million and $71.6 million,
respectively
▪

2006 pro forma revenues and
Adjusted EBITDA of $653.2
million and $71.6 million,
respectively
t

FY 2006 occupancy of 91%
t

FY 2006 occupancy of 91%
t

FY 2006 Medicare revenue of 31%
t

FY 2006 Medicare revenue of 31%
t

Strong Quality Results
t

Strong Quality Results
($ in millions)
(1)

Includes the to be acquired Moffie portfolio of five facilities and 688 beds and the NHP portfolio of four facilities and 401 beds.
Total:  $562.2 million
FY 2006 Inpatient Revenue by Payor
 31%
 50%
 19%
Medicare
$172.4
Medicaid $281.8
Private Pay
and Other
$108.0
Harborside’s High Quality Portfolio

($ in millions)
Adjusted EBITDAR and EBITDA
Revenues
($ in millions)

Adj. EBITDAR % Margin

9.6%

11.5%

12.2%

13.5%

Adj. EBITDA % Margin

2.4%

4.7%

6.6%

11.0%
Represents the full year impact of acquisitions completed during 2006 and the exercise of the Moffie and NHP purchase options.
2003
2004
2005
2006
$421.2
$447.4
$495.7
$653.2
$71.6
$32.8
$20.9
$9.9
 $88.0
 $60.3
$51.2
$40.6
Adj. EBITDA
Adj. EBITDAR
2003
2004
2005
2006
Harborside’s Strong Financial Performance

Combined Company Overview

•

Acquisition creates one of the largest
     long-term care operators in the U.S.
•

Strong asset base of 216 inpatient facilities
     across 25 states
•

High CON concentration provides barriers
     to entry
–

17 of 25 states
•

Significant facility ownership
–

81 Facilities (1) - 38%
•

Leverages existing Sun infrastructure to
     realize significant cost savings
(1) Includes exercise of Moffie and NHP purchase options.
Total:  $788.8 million
2007
2007
Pro Forma Six Months
Pro Forma Six Months
Impatient Payor Mix
Impatient Payor Mix
($ in millions)
Medicare
$247.6
Medicaid
$364.8
Private Pay
and Other
 $176.5
 32%
 46%
 22%
Sun Pro Forma for Harborside Acquisition

.
.
.

6
5
10
17
3
1
9
1
12
12
4
20
3
19
10
1
15
2
17
7
9
9
8
9
7
Existing Sun State
Harborside State
Overlapping State
#
Number of Facilities

24,426 Licensed Beds in 25 States
(1)

Includes the exercise of Harborside’s purchase options on the Moffie portfolio (five facilities) and the NHP portfolio (four facilities).

Consolidated Company Financials
Consolidated Company Financials
Adjusted Pro Forma for the Six Months ended June 30, 2007
$884.1
million
Consolidated
$104.3
million
$60.7 million
Note: Adjusted Pro Forma combines Sun and Harborside results for 2006 annualizing transactions that took place during the year, giving effect to the Moffie and NHP purchase options and normalizing Sun’s results.

% Margin

Sun Standalone

Six Months
June-2007

Pro Forma Sun

Adjusted
EBITDAR

10
.
0
%
11.8%
.

Adjusted
EBITDA

4.8%
6.9%

Occupancy

87.7%

88.9%

Adj. EBITDA
Adj. EBITDAR
Revenue
Sun
Harborside
Synergies
44.0%
53.3%
63.0%
54.4%
45.7%
37.0%
1.6%
1.0%
Six Months
June-2007
Improved Scale, Margins and Occupancy

Medicare as a % of Revenue (2)
Inpatient Revenue Quality Mix (3)
Inpatient Revenue Per Patient Day
Occupancy (1)
(1) Quality mix includes all non-Medicaid inpatient revenues.
Commercial Insurance
Medicare [Part A]
Q2 2006
Q2 2007
31.6%
31.0%
Q2 2006
Q2 2007
88.6%
89.0%
Q2 2006
Q2 2007
$378
$354
$408

$154
52.8%
54.0%
Q2 2006
Q2 2007
(1) Occupancy includes LTC and Hospitals.
(2) Medicare as a % of Revenue includes Americare and Hospice.
Medicaid
Private and Other
$160
$158
$166
$356
Improving Inpatient Performance Metrics
Pro Forma Sun with Harborside
 $408

Note:

REX defined as Rehab with Extensive Days.
The inpatient business has a continued opportunity to improve acuity and increase margins.
REX Days as a % of Medicare Days
Rehab Days as a % of Total Medicare Days
37.2%
35.0%
Q2 2006
Q2 2007
82.4%
79.0%
Q2 2006
Q2 2007
Sun’s High Acuity Strategy Drives Margins
•

Sun’s rehabilitation therapy segment
     helps drive Medicare inpatient days
•

Attracts high-acuity patients who require
     more intensive and medically complex
     care
•

Sun has adapted its business model to
     increasingly provide care for high-acuity
     patients
•

Captures the benefit of the January 2006
     RUGs refinement
•

Added nine high-acuity categories with
     higher reimbursement rates
•

Previously these patients had been
     admitted to higher cost, post-acute care
     settings

Rehab Recovery Suites - Opportunity for
Growth
•

32 Centers currently have RRS
•

RRS Centers have demonstrated:
–

Higher Medicare occupancy
•

18.6% vs. 15% in non RRS Centers
–

Higher Managed Care/Comm Ins occupancy
•

3.5% vs. 2.6% in non RRS Centers
–

Higher Rehab RUGS
•

89.8% vs. 79.8%
–

Higher REX Day
•

47.5% vs. 33.6%
•

Additional 7 RRS units are in development as well as 1 current unit being expanded

Harborside Integration Plan
•

Sun management has the experience and skill necessary to
    integrate large multi-facility acquisitions without
    disrupting existing operations
•

Acquisition of Harborside resulted in the establishment of a third reporting division with its own dedicated
    management
•

Identifiable cost saving opportunities of $12-15 million
•

Sun expects to realize approximately
    two-thirds of these net synergies over
    the first twelve months

One of the largest contract
rehab companies, providing
physical, occupational and
speech rehab therapy services
Specializes in temporary
therapy, pharmacy, physician,
and nursing staffing
Geography
39 States
21 States
2Q-07 Gross
Revenue
$31.1
$29.2
% of Revenue
7.0%
6.5%
2Q-07 EBITDA
Margin
Description
$2.4
$2.3
7.8%
7.7%
Sun’s ancillary businesses are complementary to its core business
Ancillary Businesses

Financial Performance

                                                                                           Low                                    High

Revenue
          Sun

                                                          $1,100.0

            $1,110.0
          Harborside

505.0                                    509.0

   Total                                                               $1,605.0                               $1,619.0
EBITDAR

          Sun

                                   110.0                                   114.0

          Harborside

                                                  71.0                                     73.0

          Synergies

                                                               6.0                                       6.0
               Total

                                                            187.0                                   193.0
EBITDA

          Sun                                                                             54.0

                        58.0

          Harborside                                                                51.0

                           53.0

          Synergies                                                                    6.0                                       6.0

               Total

                                                      111.0                                   117.0

Depreciation and amortization

   33.0

            34.0
Interest expense, net

44.0

                                    45.0
Pre-tax

34.0                                    38.0
Income taxes @ 35%

11.9                                    13.3
Net income

$     22.1                              $    24.7

EBITDAR Margin

11.7%                                 11.9%
EBITDA Margin

                                                         5.9%

            7.2%
Diluted weighted-average shares                                     44.0

                       44.0
Diluted earnings per share

$     0.50

           $    0.56

Sun’s 2007 full-year guidance includes only nine months of impact from the
Harborside acquisition.  As such, Sun anticipates annual 12 month run rates for depreciation and amortization to be approximately $39 to $41 million and annual 12 month run rates for net interest expense to be approximately $56 to $59 million.
2007 Guidance

Sun Pro Forma 6 Months Results
•

                Actual Results

Pro Forma

                                                                         Six Months ended June 30

Six Months ended June 30

                                                 2007

2006                                        2007                 2006
•

Revenue

                         $720,233

$515,215

     $884,077

$833,626

•

Depreciation and amortization              13,708

      6,628

                          18,484

15,425

•

Interest expense, net

                      14,058

   9,446

                        18,703         16,205

•

Income from continuing
•

operations

$15,678           $6,655

            $14,367        $14,146
•

EBITDAR normalized

                   $ 83,720

  $47,539

                         $104,314

   $86,900

•

Margin -EBITDAR normalized               11.6%

      9.2%

11.8%

10.4%

•

EBITDA normalized

                  $ 47,043

   20,180

   60,661

  43,781

•

Margin -EBITDA normalized                 6.5%

   3.9%

  6.9%              5.3%

•

Income from continuing

•

Operations - normalized

$12,866          $1,553

  $15,668

  $9,282

•

Diluted earnings per share
•       - normalized

                                $0.29

 $0.05

                         $0.36

  $0.21

($ in millions)

    6/30/07               Pro Forma

Cash

                                                        $  84.5(1)              $    25.0(1)

Debt:

Revolver

                                               15.0

                         0.0

Mortgage Debt

                              83.0

            83.0

         Assumed Mortgage Debt

               31.7

52.7

         Clipper Debt

                              49.8

            49.6

         Senior Secured Debt

306.4

306.4

         Senior Secured Delayed Draw                    35.0

35.0

         Subordinated Debt

                                 200.0

             200.0

         Other Long Term Debt

                      1.3                           1.3

                  Total Debt

              722.2

       728.0

     Net Debt

                                                            662.7                      728.0

Adjusted EBITDA

                            $

   113.8(2)             $   143.1(3)
Credit Ratios

         Debt/EBITDA

                             5.8/1                       5.1/1

Note: (1) Assumes cash over $25 million used to pay off debt.(2) Based on Normalized Pro Forma EBITDA for last twelve months ending 6/30/07. Excludes impact of Moffie and NHP. Includes $1 million in synergies. (3) Includes impact of Moffie $6 million and NHP $2.2 million and full impact of first synergies of $10 million.

Pro Forma Capitalization Table